Exhibit 10.1

September 29, 2017

Atlas Energy Group, LLC (the “Parent”)

New Atlas Holdings, LLC (the “Borrower”)

1845 Walnut Street, 10th Floor

Philadelphia, Pennsylvania 19103

Attention: Jeffrey Slotterback

Re:	Extension Letter

Ladies and Gentlemen:

We refer to that certain Credit Agreement dated as of August 10, 2015 (as amended, modified or otherwise supplemented from time to time, the “Credit Agreement”) among the Borrower, the Parent, the lenders party thereto (the “Lenders”) and Riverstone Credit Partners, L.P., as the administrative agent (the “Agent”). Capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.

As requested by the Parent and the Borrower, the definition of “Maturity Date” set forth in the Credit Agreement shall be amended by replacing the reference to “September 30, 2017” therein with “December 29, 2017”.

Except as provided herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed by the Borrower.

This letter agreement shall be and remain attached to and shall constitute an integral part of the Credit Agreement. Except as expressly set forth herein, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect and are hereby ratified and confirmed.

This letter agreement shall be governed by, and construed in accordance with, the laws of the State of New York. This letter may be executed in any number of separate counterparts, each of which shall, collectively and separately, constitute one agreement. Delivery of an executed counterpart of this letter agreement by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof.

[Signature page follows.]

Sincerely,

RIVERSTONE CREDIT PARTNERS, L.P., as Administrative Agent and as a Lender

By:	RCP F1 GP, L.P., its general partner

By:	RCP F1 GP, L.L.C., its general partner

By:	/s/ Jamie Brodsky
Name:	Jamie Brodsky
Title:	Manager

AEG ASSET MANAGEMENT, LLC, as a Lender

By:	/s/ Jeffrey Slotterback
Name:	Jeffrey Slotterback
Title:	Chief Financial Officer

THE LEON AND TOBY COOPERMAN FAMILY FOUNDATION, as a Lender

By:	/s/ Leon G. Cooperman
Name:	Leon G. Cooperman
Title:	Trustee

Acknowledged and agreed:

ATLAS ENERGY GROUP, LLC NEW ATLAS HOLDINGS, LLC

By:	/s/ Jeffrey Slotterback
Name:	Jeffrey Slotterback
Title:	Chief Financial Officer

Signature page to Extension Letter